SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CHINA VOIP & DIGITAL TELECOM, INC.

(Name of Registrant as Specified in Its Charter)

—————————————————————————————

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CHINA VOIP & DIGITAL TELECOM, INC

ROOM 508, No. 786 XINLUO STREET

HIGH-TECH INDUSTRIAL DEVELOPMENT ZONE, JINAN, CHINA

86-531-87027114

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 5, 2008

Notice is hereby given that a Special Meeting of Shareholders of CHINA VOIP & DIGITAL TELECOM, INC a Nevada corporation (the “Company”), will be held at 2:00 PM Jinan Local Time on March 5, 2008, at Room 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China for the following purposes:

1.

To amend the Articles of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 200,000,000 chares of common stock par value $0.001 per share

The Board of Directors has fixed the close of business on February 10, 2008 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Special Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Special Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

Li Kunwu,
CHIEF EXECUTIVE OFFICER

Jinan, China

February 1, 2008

TABLE OF CONTENTS

GENERAL INFORMATION

1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

1

EXECUTIVE COMPENSATION

1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

1

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

1

PROPOSALS FOR SHAREHOLDER APPROVAL

1

FORWARD-LOOKING STATEMENTS

1

WHERE YOU CAN FIND MORE INFORMATION

8

CHINA VOIP & DIGITAL TELECOM, INC.

ROOM 508, No. 786 XINLUO STREET

HIGH-TECH INDUSTRIAL DEVELOMENT ZONE, JINAN, CHINA

86-531-87027114

PROXY STATEMENT

MARCH 5, 2008

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 5, 2008

GENERAL INFORMATION

General

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of CHINA VOIP & DIGITAL TELECOM, Inc., a Nevada corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 2:00 PM Jinan Local Time on March 5, 2008 at CHINA VOIP & DIGITAL TELECOM, Inc. executive offices located at Rm 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about February 14, 2008.  The Company’s principal executive office is located at Rm 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China.

Entitlement To Vote

If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the Special meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting Of Proxies

You can vote the shares that you own of record on the record date by either attending the Special meeting in person or by filling out and sending in a proxy in respect of the shares that you own.  Your execution of a proxy will not affect your right to attend the Special meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)

filing a written notice of revocation of proxy with our corporate   secretary at any time before the taking of the vote at the Special meeting;

(b)

executing a later-dated proxy relating to the same shares and   delivering it to our corporate secretary at any time before the taking of   the vote at the Special meeting; or

(c)

attending at the Special meeting, giving affirmative notice at the Special meeting that you intend to revoke your proxy and voting in person.    Please note that your attendance at the Special meeting will not, in and of   itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Special meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy.  If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting.  The shares represented by each proxy will also be voted for or against such other matters as may properly come before the Special meeting in the discretion of the persons named in the proxy as proxy holders.  We are not aware of any other matters to be presented for action at the Special meeting other than those described herein.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to CHINA VOIP & DIGITAL TELECOM, Inc., RM 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China, Attention: Li Kunwu, Chief Executive Officer.

Record Date And Shares Entitled To Vote

Our Board of Directors has fixed the close of business on February 10, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Special meeting.  As of February 1, 2008 there are 53,008,000 shares of our common stock issued, outstanding, and entitled to vote at the Special meeting.  Holders of common stock are entitled to one vote at the Special meeting for each share of common stock held of record at the record date.  There are no separate voting groups or separate series of stock and no shares of preferred stock outstanding.  There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders.  The required quorum for the transaction of business at the Special meeting is a majority of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the Special meeting, shares must be present at the Special meeting either in person or represented by proxy.  Shares that will be counted for purposes of determining whether a quorum exists will include:

1.

shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.

shares represented by properly executed proxies for which no instruction has been given; and

3.

broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

Proposal One – Increase in Authorized Shares: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to effect an increase in the authorized number of shares of our common stock.  Stockholders may vote in favor of or against any of these proposals, or they may abstain.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our proxy statement for our 2008 Special meeting of shareholders. To be eligible for inclusion in our 2008 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at RM 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China no later than February 27, 2008 and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement. Notice of a shareholder’s proposal submitted for consideration at the Special meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on February 27, 2008 and the persons named in the proxies solicited for the 2008 Special Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Other Matters

It is not expected that any matters other than those referred to in this proxy statement will be brought before the Special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Special meeting.

Communication With Board Of Directors

Security holders can send communications to our Board of Directors by either telefax or regular mail at our headquarters. The correspondence should be addressed to Mr. Kunwu, the chairman of our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 1, 2008 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, (ii) each of our directors and executive officers, and (iii) all directors and officers as a group.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following February 1, 2008 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Title of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Li Kunwu, CEO, Principal Accounting Officer (1)	6,200,000	11.69%
Wang Qinghau, Director (1)	6,200,000	11.69%
Xu Yinyi, Director (1)	2,880,000	5.43%
Jiang Yanli Director (1)	200,000	0.37%
Kan Kaili Director (1)	0	0%
Officers and Directors as a Group (1)	15,480,000 (2)	29.20% •

(1)	The listed address for the shareholder is RM 508, No. 786 Xinluo Street High-Tech Industrial Development Zone, Jinan, China
(2)	Percentage calculated based upon a total of 53,008,000 shares outstanding as of the date of this filing.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information relates to compensation received by our officers in fiscal year ending December 31, 2007, 2006, and 2005 whose salary and compensation exceeded $100,000.  In fiscal year ending December31, 2007, 2006, and 2005 no Officer or Director had compensation which exceeded $100,000.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options

Li Kunwu	2007	$15,000	0	0	0	0
CEO	2006	$15,000	0	0	0	0
	2005	$15,000	0	0	0	0
Wang Qinghua	2007	$14,000	0	0	0	0
CTO	2006	$14,000	0	0	0	0
	2005	$14,000	0	0	0	0

Option Grants. The Company has not granted any options to its Officers or Directors

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Advances and Transactions

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) Beneficial Ownership Reporting Compliance, each person who was at any time during the fiscal year, a director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to section 12 (“reporting person”) is required to file Forms 3, 4, and 5 on a timely basis, during the most recent fiscal year or prior fiscal years.  Due to lack of knowledge, the relevant beneficial owners did not file on time.  They will file Form 3 and Form 5 shortly.

PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth the proposal. The current Board of Directors controls the voting of approximately 15,480,000 shares of Common Stock or 28.86% of the shares issued and outstanding and entitled to vote. The Directors intend to vote all of their shares in favor of the proposal.

Proposal One:
Amendment to the Company’s Articles of Incorporation to
Increase the Authorized Number of Shares of Common Stock

The stockholders are being asked to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000.  On December 21, 2007, the Company's Board of Directors adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.  A copy of the proposed amendment to our Articles of Incorporation affecting the increase in our authorized shares is attached hereto as Exhibit A.  The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If the stockholders approve the proposed amendment, the Board of Directors may proceed to file the amendment, thereby making the increase in authorized capital effective upon the filing of such amendment.  The Board of Directors may, in its discretion, abandon the amendment to increase the authorized capital.  If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the increase in authorized capital, the Board of Directors will, subject to stockholder approval, file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Company's Articles of Incorporation increasing the Company's authorized capital as set forth in this proposal.

The Company's Articles of Incorporation currently authorize the issuance of up to 75,000,000 shares of common stock, $.001 par value per share.  Of the 75,000,000 shares of common stock currently authorized, as of the close of business on February 1, 2008, there were 53,008,000 shares of common stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

Reasons for Increase

The purpose of increasing the number of authorized shares is related to the financing disclosed in our Form 8-K filed on December 26, 2007.  Specifically if the convertible preferred securities and the warrants related to the disclosed financing were fully converted/exercised, the Company would not be authorized to issue the shares related to this financing.

The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations.  The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise.  Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

Effect of Increase

If the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed.  Under the Company's Articles of Incorporation, the Company's stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock.  In addition, if the Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment.  For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors.  As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our company.

CHINA VOIP & DIGITAL TELECOM

Special Meeting of Shareholders

March 5, 2008

2:00 PM Jinan Local Time.

You May Vote by Mail

(see instructions on reverse side)

YOUR VOTE IS IMPORTANT

PROXY

CHINA VOIP & DIGITAL TELECOM, INC.

This Proxy is Solicited on Behalf of the Board of Directors.

Li Kunwu with the power of substitution, is hereby authorized to represent the undersigned at the Special Meeting of Shareholders of CHINA VOIP & DIGITAL TELECOM to be held at RM 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China on March 5, 2008, at 2:00 PM Jinan Local Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Special Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[SEE REVERSE SIDE ]

☒ Please mark votes as in this sample.

PROPOSAL ONE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE IN ITS AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000.  THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED “FOR” THESE MATTERS.

2. To increase the Company’s authorized shares of common stock to 200,000,000 shares.

FOR [  ]

AGAINST [  ]

ABSTAIN [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ¨

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:
Print Name:

Signature:	Date:
Print Name: